                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549



                                 FORM  8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     July 30, 1998
                                                  --------------------


                   GOVERNMENT TECHNOLOGY SERVICES, INC.
          -------------------------------------------------------
          (Exact name of registrant as specified in its charter)


          Delaware                      0-19394                 54-1248422
------------------------             ------------          -----------------
       (State or other                (Commission            (IRS Employer
       jurisdiction of                  File                 Identification
       incorporation)                  Number)                   Number)


    4100 Lafayette Center Drive, Chantilly, Virginia           20151-1200
----------------------------------------------------        -----------------
        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:            703-502-2000
                                                           -----------------

Item 1.    Changes in Control of Registrant

     Not Applicable.

Item 2.    Acquisition or Disposition of Assets

     Not Applicable.

Item 3.    Bankruptcy or Receivership

     Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

     Not Applicable.

Item 5.    Other Events

     On July 30, 1998, Government Technology Services, Inc. ("GTSI") issued a press release announcing that Chip Lacy had acquired an 11.2% stake in GTSI Common Stock through a private purchase from BTG, Inc. of 1,100,000 shares of GTSI Common Stock acquired by BTG in the sale of its product reseller division to GTSI in February 1988. As part of the transaction, Mr. Lacy signed a Standstill Agreement with GTSI. For additional information, please see the attached press release.

Item 6.    Resignation of Registrant's Directors

     Not Applicable.

Item 7.    Financial Statements and Exhibits

     (c)  Exhibits

          10.40     Standstill Agreement between the Registrant and Linwood
                    A. ("Chip") Lacy, Jr. dated July 29, 1998.

          99        Press release dated July 30, 1998.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 5, 1998

                                 GOVERNMENT TECHNOLOGY SERVICES, INC.



                                 By:    /s/ STEPHEN L. WAECHTER
                                     --------------------------------------
                                        Stephen L. Waechter
                                        Senior Vice President and
                                        Chief Financial Officer

                             INDEX TO EXHIBITS
===========================================================================
     EXHIBIT  |
     NUMBER   |               DESCRIPTION
---------------------------------------------------------------------------
      10.40 | Standstill Agreement between the Registrant and Linwood A. ("Chip") Lacy, Jr. dated July 29, 1998
---------------------------------------------------------------------------
       99     |  Press release dated July 30, 1998
===========================================================================